                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the Quarterly  Report on Form 10-Q of American  Italian
Pasta Company (the "Company") for the quarterly  period ended June 27, 2008 (the
"Report"), the undersigned,  in the capacities and dates indicated below, hereby certify  pursuant to 18 U.S.C.  ss. 1350, as adopted  pursuant to ss. 906 of the
Sarbanes-Oxley  Act of  2002,  that,  to our  knowledge:  (1) the  Report  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) the  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date:  August 6, 2008                    /s/ John P. Kelly
                                         ---------------------------------------
                                         John P. Kelly
                                         President and Chief Executive Officer

Date:  August 6, 2008                    /s/ Paul R. Geist
                                         ---------------------------------------
                                         Paul R. Geist
                                         Executive Vice President and
                                         Chief Financial Officer